Semiannual Report


HEALTH
SCIENCES
FUND

-------------
JUNE 30, 1998
-------------

[LOGO OF T. ROWE PRICE APPEARS HERE]

T. ROWE PRICE

     Report Highlights

     Health Sciences Fund

 .    The first half of 1998 was beneficial
     for health sciences stocks, with
     pharmaceuticals performing best.

 .    Your fund posted double-digit gains
     for both the 6- and 12-month periods,
     but fell short of its peer group and the surging broad market.

 .    In keeping with market themes, we
     focused on larger health care companies
     with more visible and sustainable
     earnings potential.

 .    We believe that the health sciences
     sector will continue to be a dynamic
     growth area offering many investment
     opportunities.

Fellow Shareholders


The first half of 1998 was beneficial for health sciences stocks, which as a whole posted double-digit gains. The pharmaceutical sector turned in some of the best results, as investors showed a preference for large companies with stable earnings growth in an uncertain market. Returns of health care services stocks were mixed, as were the results from the products and devices sector. Biotechnology stocks generally lagged.

----------------------
Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 6/30/98                                6 Months 12 Months
--------------------------------------------------------------------------------
Health Sciences Fund                                 10.10%   17.75%
 ................................................................................
S&P 500                                              17.71    30.16
 ................................................................................
Lipper Health/Biotechnology
Fund Index                                           12.57    20.56
 ................................................................................

Your fund finished the six months ended June 30, 1998 with a 10.10% gain. For the one-year period, the fund posted a 17.75% total return. These results fell somewhat short of those for the Lipper Health/Biotechnology Fund Index due to an overweighting early in the period in smaller-cap companies, especially in the biotechnology sector. Both the fund and its peer group were well behind the unmanaged Standard & Poor's 500 Stock Index for these periods, which soared on investor demand for large, liquid companies.

Market Environment

The surprisingly lengthy bull market for U.S. equities extended into the first half of 1998. Low interest rates and inflation, solid mutual-fund investment flows, and record merger-and-acquisition activity helped power many stock indices to record levels. While corporate profits remained healthy in early 1998, there was evidence that earnings growth may be weakening. Asia's economic troubles were another major cloud on the horizon. As a result, investors once again favored highly liquid, large capitalization stocks, as illustrated by the performance of the S&P 500 (up almost 18%) versus the small-cap Russell 2000 Index (up only 5%).

The first half of 1998 will also be remembered for the staggering size and value of the corporate deals. Eight of the 10 largest corporate transactions ever assembled were announced between January 1 and June 30, 1998, and included such proposed mergers as Travelers/Citicorp, Monsanto/American
Home Products, and Mercedes Benz/Chrysler. These deals spanned a number of industries and served to draw even more attention to the large-cap universe of stocks.

The market for health sciences stocks was generally favorable in the first half of 1998, especially for stocks of large companies with steady earnings. The pharmaceutical sector, for example, led both the health care sector and the broader market. Pharmaceuticals have met investor demand for consistent earnings growth and have been rewarded with ever-increasing stock values. Health maintenance organization (HMO) stocks also did well, rebounding off their December lows after fears regarding the collapse of Oxford Health Plans abated and investors gained confidence that future premium increases would exceed expense growth. Health care information stocks were good performers as underlying demand remained strong.

The health sciences sector is diverse and dynamic and represents one of the most attractive growth areas in the global economy.

Other areas of the health care services sector, however, were less successful. Health care provider stocks, such as physician practice management companies, underperformed because of earnings shortfalls and uncertainty regarding changes in Medicare reimbursement. These stocks were also held back by lower projected earnings growth rates after the Securities and Exchange Commission shortened mandated acquisition cost amortization periods -- an accounting change that pinches the bottom line in the short term. Products and devices companies also posted mixed results, with the difference between the stronger and weaker performers defined by the ability of their product cycles to fuel future earnings growth. Biotechnology stocks were volatile during the first half of 1998 and generally trailed the overall market. The American Stock Exchange Biotechnology Index declined 10% during the first six months of the year.

Portfolio Review

As noted in a special letter to you this past February, I became chairman of this fund's Investment Advisory Committee in March. Given this change in portfolio management, we thought it would be helpful to explain our approach to investing and some changes we have made over the past few months. The health sciences sector is diverse and dynamic and represents one of the most attractive growth areas in the global economy. We divide the health sciences universe into four major areas: services, products and devices, pharmaceuticals, and biotechnology. As you can see from the portfolio section of this report, we then divide each of these into as many as four subsectors. This gives us an organized means of viewing the landscape for investment opportunities.

We search for themes that will drive the various sectors of the health sciences universe and create more fertile areas of investment. We choose stocks from the bottom up, based on our analysis of current and expected fundamentals and on each security's valuation. Our general bias is toward mid- to large-cap companies with visible growth drivers, which we view as the core of the portfolio. We seek to supplement the portfolio with investments ranging from rapidly growing small-cap companies to out-of-favor large-cap stocks.

Currently, the themes we seek to exploit include:

 .    The development of drug innovations to address major medical needs, e.g.
     cardiovascular disease, cancer, and diabetes, by such companies as Pfizer, Bristol-Myers Squibb, and Warner-Lambert.

 .    The development of life-saving and lifestyle-enhancing devices by companies such as Medtronic, Boston Scientific, and Arterial Vascular Engineering.

 .    The growing importance of health care information management systems provided by companies such as IDX Systems, National Data, and Access Health Marketing.

 .    The breakthrough products being discovered and developed by biotechnology companies such as Centocor, Biogen, and MedImmune.

 .    The ability of advances in drug delivery to improve patient health and to extend pharmaceutical economic life cycles. Companies include Elan, Alkermes, and R.P. Scherer.

In keeping with our strategy and current market trends, we made a number of changes in both sector weightings and individual stock holdings. Our goals were to increase exposure to companies with more tangible growth prospects and to raise the overall market cap and trading liquidity of the fund's holdings. As a result, holdings in the pharmaceutical sector increased significantly from year-end 1997, while the services, products and devices, and biotechnology sectors all declined as a percentage of assets.

----------------------
Sector Diversification
--------------------------------------------------------------------------------

                                              12/31/97            6/30/98
--------------------------------------------------------------------------------
PHARMACEUTICALS                                 23%                 40%
 ................................................................................
HEALTH CARE SERVICES                            31                  25
 ................................................................................
PRODUCTS AND DEVICES                            22                  17
 ................................................................................
BIOTECHNOLOGY                                   20                  11
 ................................................................................
RESERVES                                         4                   7
 ................................................................................

Total                                          100%                100%


The fund's pharmaceutical weighting grew because of additional investments and the generally superior performance of the sector. New positions were initiated in large-cap companies, such as Schering-Plough, American Home Products, and Astra. We also purchased stocks in mid-size pharmaceutical companies such as Elan, Shire Pharmaceuticals, and Watson Pharmaceuticals. We believe these mid-cap companies offer a good combination of superior growth prospects and attractive relative valuations. Positions were increased in Bristol-Myers Squibb, Alkermes, and Johnson & Johnson, while holdings in Japanese pharmaceutical companies Takeda Chemical Industries and Banyu Pharmaceutical were eliminated. Significant contributors to the fund's first half performance included Pfizer, Warner-Lambert, and R.P. Scherer. Laggards included Dura Pharmaceuticals and PathoGenesis.

Service company holdings were trimmed as we selectively took profits after a first half rebound. Positions in PacifiCare Health Systems and Nationwide Health Properties were eliminated, and holdings in IDX Systems, National Data, and Synetic were reduced. New investments included Wellpoint, a California-based provider of health insurance and managed care services, Access Health Marketing, a provider of health care information and analytical services, and Total Renal Care Holdings, a leading provider of kidney dialysis services. In other areas, our health care service holdings lagged in the first half, with notable underperformers including PhyCor, American Oncology Resources, and Concentra Managed Care.

Performance of the fund's products and devices investments was mixed. We took advantage of share price volatility to initiate positions in Guidant and Arterial Vascular Engineering, two leading providers of devices for the cardiovascular system. We cut back positions in Collagen and Smith & Nephew as part of our efforts to raise the level and predictability of the portfolio's overall growth rate. Investments in NeoPath, Pall, and St. Jude Medical were eliminated for similar reasons. We sold holdings in United States Surgical shortly after it agreed to be acquired by Tyco International.

Exposure to the biotechnology sector declined appreciably as several of our former holdings either underperformed or no longer met our investment criteria. We continue to believe that the biotechnology industry is a fertile investment area with the potential for significant gains. However, consistent with our desire to enhance earnings visibility and predictability, we focused our biotechnology holdings on companies with either established products or products in the later stages of development and approval. The number of holdings in the sector was reduced from 22 to 13; some of those eliminated included Bone Care International, Synaptic Pharmaceutical, and CytoTherapeutics. We believe the current negative sentiment toward the biotechnology sector is excessive and anticipate increasing our exposure to take advantage of the improved risk/reward tradeoff.

Investment Outlook

We believe that the health sciences sector will continue to be a dynamic growth area offering many investment opportunities. The field is driven by three major forces: insatiable global demand by aging populations and better-educated young and middle-aged consumers; significant financial resources, provided by internal profit growth and external investment capital; and continuous advances in health care technology and the health care delivery system. The pace of scientific discovery is accelerating as we reap the benefits of extensive research and development investments as well as advances in analytical and computing technologies.

 . . .there are a number of rapidly growing areas within the health care service sector, such as information and analytical services.

For the immediate future, we view pharmaceutical companies and the products and devices sector as the central beneficiaries of these forces. These companies have the right products and the global distribution systems needed to maximize returns on their investments. Biotechnology companies will be significant but more volatile beneficiaries of these trends, and we expect to take an aggressive approach to opportunities in the sector. Health care services firms will provide a more diverse set of rewards and challenges. The pricing pressures on health care providers are not likely to abate soon, and we currently have moderate expectations for revenue and profit growth. Yet there are a number of rapidly growing areas within the sector, such as information and analytical services.

Our greatest concerns at the moment are the divergent performances and valuation discrepancies between large- and small-cap stocks in general and the historically high valuations being accorded to fundamentally attractive sectors, such as pharmaceuticals and devices. We are taking a measured approach to increasing the visibility and predictability of the fund's growth profile. Our underlying belief is that stock prices follow earnings and that a patient approach will reward our fellow shareholders over the long term. We would like to thank you for your continued support and reaffirm our commitment to finding good investment opportunities on your behalf.


Respectfully submitted,

/s/ Brian D. Stansky

Brian D. Stansky
Chairman of the Investment Advisory Committee

July 23, 1998

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

  PORTFOLIO HIGHLIGHTS
  ------------------------------------------------------------------------------

    TWENTY-FIVE LARGEST HOLDINGS

                                                                      Percent of
                                                                      Net Assets
                                                                         6/30/98
     ---------------------------------------------------------------------------
     Bristol-Myers Squibb                                                   4.0%
     ...........................................................................
     Pfizer                                                                 3.6
     ...........................................................................
     Eli Lilly                                                              2.9
     ...........................................................................
     R.P. Scherer                                                           2.7
     ...........................................................................
     Warner-lambert                                                         2.5
     ---------------------------------------------------------------------------
     Idx Systems                                                            2.3
     ...........................................................................
     Schering-Plough                                                        2.3
     ...........................................................................
     Merck                                                                  2.2
     ...........................................................................
     Medtronic                                                              2.1
     ...........................................................................
     National Data                                                          2.0
     ---------------------------------------------------------------------------
     Biogen                                                                 2.0
     ...........................................................................
     Omnicare                                                               1.9
     ...........................................................................
     United Healthcare                                                      1.9
     ...........................................................................
     Monsanto                                                               1.9
     ...........................................................................
     Sandoz Capital                                                         1.8
     ---------------------------------------------------------------------------
     Johnson & Johnson                                                      1.8
     ...........................................................................
     IDEXX Laboratories                                                     1.8
     ...........................................................................
     American Home Products                                                 1.7
     ...........................................................................
     Service Corp. International                                            1.7
     ...........................................................................
     Collagen                                                               1.7
     ---------------------------------------------------------------------------
     Boston Scientific                                                      1.7
     ...........................................................................
     Zeneca Group                                                           1.7
     ...........................................................................
     Elan                                                                   1.6
     ...........................................................................
     Tenet Healthcare                                                       1.6
     ...........................................................................
     Phycor                                                                 1.5
     ---------------------------------------------------------------------------
     Total                                                                 52.9%

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

  PORTFOLIO HIGHLIGHTS
  ------------------------------------------------------------------------------

    CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE PER SHARE

    6 Months Ended 6/30/98

    Ten Best Contributors
    ----------------------------------------------------------------------------
    Pfizer                                                              17(CENT)
    ............................................................................
    Warner-Lambert                                                      16
    ............................................................................
    R.P. Scherer                                                        14
    ............................................................................
    IDEXX Laboratories                                                  10
    ............................................................................
    IDX Systems                                                          9
    ............................................................................
    Ventana Medical Systems                                              9
    ............................................................................
    PacifiCare Health Systems**                                          9
    ............................................................................
    Biogen*                                                              8
    ............................................................................
    Merck                                                                8
    ............................................................................
    United HealthCare                                                    7
    ----------------------------------------------------------------------------
    Total                                                              107(cent)

    Ten Worst Contributors
    ----------------------------------------------------------------------------
    PhyCor                                                            - 13(cent)
    ............................................................................
    Dura Pharmaceuticals *                                               8
    ............................................................................
    COR Therapeutics                                                     6
    ............................................................................
    American Oncology Resources                                          6
    ............................................................................
    PathoGenesis                                                         5
    ............................................................................
    Collagen                                                             5
    ............................................................................
    Dentsply International                                               4
    ............................................................................
    Teva Pharmaceutical Industries *                                     4
    ............................................................................
    Smith & Nephew                                                       3
    ............................................................................
    Concentra Managed Care *                                             3
    ----------------------------------------------------------------------------
    Total                                                             - 57(cent)

    12 Months Ended 6/30/98

    Ten Best Contributors
    ----------------------------------------------------------------------------
    Medimmune *                                                         26(CENT)
    ............................................................................
    Pfizer                                                              25
    ............................................................................
    Warner-Lambert                                                      20
    ............................................................................
    R.P. Scherer                                                        16
    ............................................................................
    IDEXX Laboratories                                                  15
    ............................................................................
    IDX Systems                                                         14
    ............................................................................
    Bristol-Myers Squibb                                                13
    ............................................................................
    Medtronic                                                           13
    ............................................................................
    Ventana Medical Systems                                             11
    ............................................................................
    Cardinal Health **                                                  11
    ----------------------------------------------------------------------------
    Total                                                              164(cent)

    Ten Worst Contributors
    ----------------------------------------------------------------------------
    PhyCor                                                            - 15(cent)
    ............................................................................
    Xenova Group                                                        10
    ............................................................................
    Altana AG **                                                        10
    ............................................................................
    Dura Pharmaceuticals *                                               8
    ............................................................................
    Vencor **                                                            7
    ............................................................................
    Banyu Pharmaceutical **                                              5
    ............................................................................
    CytoTherapeutics **                                                  5
    ............................................................................
    Agouron Pharmaceuticals                                              4
    ............................................................................
    Zonagen                                                              4
    ............................................................................
    Teva Pharmaceutical Industries *                                     4
    ----------------------------------------------------------------------------
    Total                                                             - 72(cent)

    *  POSITION ADDED
    ** POSITION ELIMINATED

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

  PERFORMANCE COMPARISON
  ------------------------------------------------------------------------------

  This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with a broad-based average or index. The index return does not reflect expenses, which have been deducted from the fund's return.

  HEALTH SCIENCES FUND
  ------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

  Date                  S&P 500 Stock Index               Health Sciences Fund
  ----                  -------------------               --------------------
  12/95                       10,000                              10,000
   6/96                       11,010                              12,020
   6/97                       14,830                              14,153
   6/98                       19,303                              16,665


  AVERAGE ANNUAL COMPOUND TOTAL RETURN
  ------------------------------------------------------------------------------

  This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                            Since     Inception
  Periods Ended 6/30/98                      1 Year     Inception          Date
  ------------------------------------------------------------------------------

  Health Sciences Fund                       17.75%        22.66%      12/29/95
  ------------------------------------------------------------------------------

  Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
Unaudited


FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                         6 Months           Year     12/31/95
                                            Ended          Ended      Through
                                          6/30/98       12/31/97     12/31/96
NET ASSET VALUE
Beginning of period                     $   13.66      $   12.27    $   10.00
                                        ........................................
Investment activities

 Net investment income                      (0.02)         (0.03)       (0.03)*
 Net realized and
 unrealized gain (loss)                      1.40           2.39         2.70
                                        ........................................
 Total from
 investment activities                       1.38           2.36         2.67
                                        ........................................
Distributions
 Net realized gain                             --          (0.97)       (0.40)
                                        ........................................
NET ASSET VALUE
End of period                           $   15.04      $   13.66    $   12.27
                                        ----------------------------------------

Ratios/Supplemental Data


Total return.                               10.10%         19.41%       26.75%*
                                        ........................................
Ratio of expenses to
average net assets                           1.17%+         1.18%        1.35%*
                                        ........................................
Ratio of net investment
income to average
net assets                                  (0.24)%+       (0.21)%      (0.32)%*
                                        ........................................
Portfolio turnover rate                      40.3%         104.4%       133.1%
                                        ........................................
Net assets, end of period
(in thousands)                          $ 299,811      $ 271,351    $ 193,958
                                        ........................................

 . Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 1.35% voluntary expense limitation in effect through 12/31/97.
+ Annualized.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 1998

-------------------------
 STATEMENT OF NET ASSETS                        Shares/Par                Value
--------------------------------------------------------------------------------
                                                                   In thousands
   Common Stocks and Warrants  90.3%

   SERVICES  23.5%

   Payors  4.6%

   Aetna                                           50,000         $       3,806
   .............................................................................
   United HealthCare                               90,000                 5,715
   .............................................................................
   Wellpoint Health Networks *                     60,000                 4,440
   .............................................................................
                                                                         13,961
                                                                  ..............
   Providers 10.5%
   American Oncology Resources *                  294,500                 3,598
   .............................................................................
   Columbia/HCA Healthcare                        100,000                 2,913
   .............................................................................
   Concentra Managed Care *                       170,000                 4,415
   .............................................................................
   PhyCor *                                       280,000                 4,629
   .............................................................................
   Quorum Health Group *                          105,000                 2,779
   .............................................................................
   Service Corp. International                    120,000                 5,145
   .............................................................................
   Tenet Healthcare *                             150,000                 4,687
   .............................................................................
   Total Renal Care Holdings *                     95,000                 3,278
   .............................................................................
                                                                         31,444
                                                                  ..............

   Information 5.4%

   Access Health Marketing *                      130,000                 3,319
   .............................................................................
   IDX Systems *                                  150,000                 6,928
   .............................................................................
   National Data                                  135,000                 5,906
   .............................................................................
                                                                          16,15
                                                                  ..............

   Distribution 1.9%

   Omnicare                                       150,000                 5,719
   .............................................................................
                                                                          5,719
                                                                  ..............

   Other Services 1.1%
   Covance *                                      150,000                 3,375
   .............................................................................
                                                                          3,375
                                                                  ..............

   Total Services                                                        70,652
                                                                  ..............
   PRODUCTS & DEVICES 16.7%

   Supply 1.5%
   Analogic                                       100,000                 4,475
   .............................................................................
                                                                          4,475
                                                                  ..............

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


                                                Shares/Par                Value
--------------------------------------------------------------------------------
                                                                   In thousands

   Capital Equipment 1.3%

   Ventana Medical Systems *                      140,000         $       3,929
   .............................................................................
                                                                          3,929
                                                                  ..............
   Implants 9.2%

   Arterial Vascular Engineering *                100,000                 3,572
   .............................................................................
   Boston Scientific *                             70,000                 5,014
   .............................................................................
   Guidant                                         50,000                 3,566
   .............................................................................
   Medtronic                                      100,000                 6,375
   .............................................................................
   Mentor                                          98,400                 2,380
   .............................................................................
   Smith & Nephew (GBP) *                       1,113,400                 2,779
   .............................................................................
   Stryker                                        100,000                 3,837
   .............................................................................
                                                                         27,523
                                                                  ..............
   Dental 1.2%

   Dentsply International                         140,000                 3,483
   .............................................................................
                                                                          3,483
                                                                  ..............

   Other Products & Devices 3.5%

   Collagen                                       281,400                 5,083
   .............................................................................
   IDEXX Laboratories *                           215,000                 5,361
   .............................................................................
   Stericycle *                                    10,100                   148
   .............................................................................
                                                                         10,592
                                                                  ..............
   Total Products & Devices                                              50,002
                                                                  ..............
   PHARMACEUTICALS 38.5%

   U.S. Major - Pharmaceutical 24.4%

   American Home Products                         100,000                 5,175
   .............................................................................
   Bristol-Myers Squibb                           105,000                12,068
   .............................................................................
   Eli Lilly                                      130,000                 8,588
   .............................................................................
   Johnson & Johnson                               75,000                 5,531
   .............................................................................
   Merck                                           50,000                 6,688
   .............................................................................
   Monsanto                                       100,000                 5,588
   .............................................................................
   Pfizer                                         100,000                10,869
   .............................................................................
   Schering-Plough                                 75,000                 6,872
   .............................................................................
   Teva Pharmaceutical ADR                        115,000                 4,047
   .............................................................................
   Warner-Lambert                                 110,000                 7,631
   .............................................................................
                                                                         73,057
                                                                  ..............
   European Major - Pharmaceuticals 2.7%

   Astra (Class B) (SEK)                          150,000                 2,990
   .............................................................................

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------



                                               Shares/Par                 Value
--------------------------------------------------------------------------------
                                                                   In thousands

   Zeneca Group (GBP) *                            50,000               $ 2,147
   .............................................................................
   Zeneca Group ADR                                64,200                 2,817
   .............................................................................

                                                                          7,954
                                                                  ..............
   Generic & Drug Delivery 11.4%
   Alkermes *                                     200,000                 3,594
   .............................................................................
   Dura Pharmaceuticals *                         150,000                 3,361
   .............................................................................
   Elan ADR *                                      75,000                 4,823
   .............................................................................
   Global Pharmaceutical * +                      354,400                 1,218
   .............................................................................
   Inhale Therapeutic Systems *                    50,000                 1,244
   .............................................................................
   Inhale Therapeutic Systems *++                  81,250                 1,819
   .............................................................................
   PathoGenesis *                                 130,000                 3,778
   .............................................................................
   R.P. Scherer *                                  90,000                 7,976
   .............................................................................
   Shire Pharmaceuticals ADR *                    136,300                 2,922
   .............................................................................
   Watson Pharmaceuticals *                        75,000                 3,502
   .............................................................................
                                                                         34,237
                                                                  ..............

   Total Pharmaceuticals                                                115,248
                                                                  ..............

   BIOTECHNOLOGY 11.0%
   U.S. Major - Biotechnology 6.1%
   Agouron Pharmaceuticals *                       80,000                 2,432
   .............................................................................
   Biogen *                                       120,000                 5,880
   .............................................................................
   Centocor *                                     109,300                 3,966
   .............................................................................
   Gilead Sciences *                               75,000                 2,405
   .............................................................................
   MedImmune *                                     60,000                 3,757
   .............................................................................

                                                                         18,440
                                                                  ..............
   Other Biotechnology 4.9%
   COR Therapeutics *                             150,000                 2,091
   .............................................................................
   Guilford Pharmaceuticals *                     120,000                 2,122
   .............................................................................
   Magainin Pharmaceuticals,
    Warrants, 8/6/01*++                            84,325                     0
   .............................................................................
   Millennium Pharmaceuticals *                    70,000                   993
   .............................................................................
   Neurocrine Biosciences *                       260,000                 2,031
   .............................................................................
   Neurogen *                                     132,500                 2,389
   .............................................................................
   Xenova Group (GBP) *                           363,000                   788
   .............................................................................
   Xenova Group ADR *                             187,000                   403
   .............................................................................
   Zonagen *                                      175,000                 3,834
   .............................................................................

                                                                         14,651
                                                                  ..............

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------



                                               Shares/Par                 Value
--------------------------------------------------------------------------------
                                                                   In thousands
   Total Biotechnology                                            $      33,091
                                                                  ..............
   Miscellaneous Common Stocks 0.6%                                       1,841
                                                                  ..............
   Total Common Stocks and Warrants
    (Cost $234,284)                                                     270,834
                                                                  ..............

   Convertible Bonds 2.4%
   Sandoz Capital, (144a),
    2.00%, 10/06/02                        $    3,500,000                 5,543
   .............................................................................
   Synetic, Sub. Deb. Notes,
    5.00%, 2/15/07                              1,373,000                 1,469
   .............................................................................
   Total Convertible Bonds
    (Cost $5,310)                                                         7,012
                                                                  ..............
   Short-Term Investments 7.4%
   Money Market Funds 7.4%
   Reserve Investment Fund, 5.69% #            22,178,980                22,179
   .............................................................................
   Total Short-Term Investments
    (Cost $22,179)                                                       22,179
                                                                  ..............







        14




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T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

                                                                                    Value
-----------------------------------------------------------------------------------------
                                                                             In thousands
Total Investments in Securities

100.1% of Net Assets (Cost $261,773)                                         $    300,025

Other Assets Less Liabilities                                                        (214)
                                                                             ............

NET ASSETS                                                                   $    299,811
                                                                             ------------
Net Assets Consist of:
Accumulated net investment income - net of distributions                     $       (344)
Accumulated net realized gain/loss - net of distributions                          18,284
Net unrealized gain (loss)                                                         38,254
Paid-in-capital applicable to 19,931,601 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized                  243,617
                                                                             ............

NET ASSETS                                                                   $    299,811
                                                                             ------------

NET ASSET VALUE PER SHARE                                                    $      15.04
                                                                             ------------

  +  Affiliated company
  *  Non-income producing
 ++ Securities contain some restrictions as to public resale--total of such securities at period-end amounts to 0.61% of net assets.
  #  Seven-day yield
ADR  American Depository Receipt
144A Security was purchased pursuant to Rule 144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers -- total of such securities at period-end amounts to 1.85% of net assets.
GBP  British sterling
SEK  Swedish krona


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
Unaudited


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands


                                                                      6 Months
                                                                         Ended
                                                                       6/30/98

  Investment Income

  Income
   Dividend                                                       $        863
   Interest                                                                515
                                                                  ..............
   Total income                                                          1,378
                                                                  ..............
  Expenses
   Investment management                                                   979
   Shareholder servicing                                                   544
   Prospectus and shareholder reports                                       64
   Custody and accounting                                                   49
   Registration                                                             36
   Legal and audit                                                           7
   Directors                                                                 3
   Miscellaneous                                                            40
                                                                  ..............
   Total expenses                                                        1,722
                                                                  ..............
  Net investment income                                                   (344)
                                                                  ..............
  Realized and Unrealized Gain (Loss)

  Net realized gain (loss)
   Securities                                                           10,836
   Foreign currency transactions                                          (101)
                                                                  ..............
   Net realized gain (loss)                                             10,735
                                                                  ..............
  Change in net unrealized gain or loss
   Securities                                                           17,049
   Other assets and liabilities
   denominated in foreign currencies                                         5
                                                                  ..............
   Change in net unrealized gain or loss                                17,054
                                                                  ..............
  Net realized and unrealized gain (loss)                               27,789
                                                                  ..............

  INCREASE (DECREASE) IN NET
  ASSETS FROM OPERATIONS                                          $     27,445
                                                                  --------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
Unaudited


-----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands

                                                       6 Months            Year
                                                          Ended           Ended
                                                        6/30/98        12/31/97


       Increase (Decrease) in Net Assets
       Operations
        Net investment income                         $    (344)      $    (533)
        Net realized gain (loss)                         10,735          25,668
        Change in net unrealized gain or loss            17,054          16,196
                                                      ..........................
        Increase (decrease) in net assets
          from operations                                27,445          41,331
                                                      ..........................
       Distributions to shareholders
        Net realized gain                                    --         (18,004)
                                                      ..........................
       Capital share transactions *
        Shares sold                                      59,558         164,002
        Distributions reinvested                             --          17,508
        Shares redeemed                                 (58,543)       (127,444)
                                                      ..........................
        Increase (decrease) in net assets from
          capital share transactions                      1,015          54,066
                                                      ..........................
       Net Assets

       Increase (decrease) during period                 28,460          77,393
       Beginning of period                              271,351         193,958
                                                      ..........................

       End of period                                  $ 299,811       $ 271,351
                                                      --------------------------
     * Share information
        Shares sold                                       4,046          12,409
        Distributions reinvested                             --           1,311
        Shares redeemed                                  (3,982)         (9,662)
                                                      ..........................
        Increase (decrease) in shares outstanding            64           4,058



The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 1998



NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

    T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 31, 1995.

    The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

    Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

    Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.


    Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.


    For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.


    Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.


Affiliated Companies As defined by the Investment Company Act of
1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------


     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.


     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $112,816,000 and $122,515,000, respectively, for the six months ended June 30, 1998.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. At June 30, 1998, the aggregate cost of investments for federal income tax and financial reporting purposes was $261,773,000, and net unrealized gain aggregated $38,252,000, of which $50,974,000 related to appreciated investments and $12,722,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management

T. ROWE PRICE HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

     fee, of which $163,000 was payable at June 30, 1998. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.30% for assets in excess of $80 billion. At June 30, 1998, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $454,000 for the six months ended June 30, 1998, of which $97,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 1998, totaled $350,000 and are reflected as interest income in the accompanying Statement of Operations.


     During the six months ended June 30, 1998, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $3,435,000 with certain affiliates of the manager and paid commissions of $5,000 related thereto.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION



     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from
     8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

     In Person Available in T. Rowe Price Investor Centers.


     ACCOUNT SERVICES

     Checking Available on most fixed income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     DISCOUNT BROKERAGE*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over regular commission rates.

     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying
     Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.




     *A division of T. Rowe Price Investment Services, Inc. Member NASD/SIPC.

For yield, price, last transaction,
current balance, or to conduct
transactions,24 hours, 7 days
a week, call Tele*Access(R):
1-800-638-2587 toll free

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
410-625-6500 Baltimore area

To open a Discount Brokerage
account or obtain information,
call: 1-800-638-5660 toll free

Internet address:
www.troweprice.com

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus of the
T. Rowe Price Health Sciences Fund.

Investor Centers:
101 East Lombard St.
Baltimore, MD 21202

T. Rowe Price
Financial Center
10090 Red Run Blvd.
Owings Mills, MD 21117

Farragut Square
900 17th Street, N.W.
Washington, D.C. 20006

ARCO Tower
31st Floor
515 South Flower St.
Los Angeles, CA 90071

4200 West Cypress St.
10th Floor
Tampa, FL 33607




[LOGO OF T. ROWE PRiCE APPEARS HERE]

T. Rowe Price Investment Services, Inc., Distributor.